SUPPLEMENT DATED MARCH 18, 2002
                     TO THE PROSPECTUS DATED MARCH 1, 2002
                      FOR PRINCIPAL HIGH YIELD FUND, INC.

On March 11, 2002, the Board of Directors of the Principal High Yield Fund ("High Yield Fund") approved an Agreement and Plan of Acquisition pursuant to which Principal Bond Fund, Inc. ("Bond Fund") would acquire all of the assets of the High Yield Fund in exchange for shares of the Bond Fund. The Bond Fund shares would be distributed pro rata to the High Yield Fund shareholders in exchange for all of the High Yield Fund's outstanding shares resulting in a complete liquidation and termination of the High Yield Fund. The directors have determined that a shareholder meeting will be held on June 26, 2002 for shareholders of record on May 1, 2002 at which the proposed Agreement and Plan of Acquisition will be submitted to shareholders for their approval. If the shareholders approve the proposal, the transaction will be completed on July 31, 2002 and the High Yield Fund will terminate as of that date. The transaction would be a tax-free reorganization.


Effective immediately, High Yield Fund shares may be purchased only by current shareholders for existing accounts. Current shareholders may exercise exchange privileges as described in the Fund's prospectus to exchange shares for shares of other Principal Mutual Funds. Such an exchange would be a taxable transaction, unless such shares are within an IRA, 403(b) or other tax-qualified plan.





MM 2331 S

                        PRINCIPAL HIGH YIELD FUND, INC.



 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R)/ ("Principal Life").



                 The date of this Prospectus is March 1, 2002.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Description........................................................

The Costs of Investing..................................................

Certain Investment Strategies and Related Risks.........................

Management, Organization and Capital Structure..........................

Pricing of Fund Shares..................................................

Dividends and Distributions.............................................

How to Buy Shares.......................................................

How to Redeem (Sell) Shares.............................................

How to Exchange Shares Among Principal Mutual Funds.....................

General Information about a Fund Account................................

Financial Highlights ....................................................

FUND DESCRIPTION


The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation* is the "Manager" of the Fund. The Manager seeks to provide a wide range of investment approaches through the Principal Mutual Funds.


Only the Principal High Yield Fund is described in this prospectus. The Fund offers two classes of shares:
.. Class A shares which are generally sold with a sales charge that is a variable percentage based on the amount of the purchase; and .. Class B shares which are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase.

In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be only a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. You should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with the Fund. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Mutual Funds, the Fund, or the Manager.
.. Investments in the Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PRINCIPAL HIGH YIELD FUND, INC.
The Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed-income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Fund invests its assets in securities rated Ba1 or lower by Moody's Investor Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Rating Service ("S&P"). The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.


During the fiscal year ended October 31, 2001, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

0.24% in securities       33.56% in securities       0.14% in securities rated
rated AAA                 rated Ba                   Ca
0.37% in securities       57.97% in securities       0.12% in securities rated
rated A                   rated B                    C
5.27% in securities       2.27% in securities rated  0.06% in securities rated
rated Baa                 Caa                        D


The above percentages for Baa, Ba, B, and Caa rated securities include 0.11%, 3.28%, 3.16% and 0.13% respectively of unrated securities which have been determined by the Manager to be of comparable quality.

MAIN RISKS
Investors assume special risks when investing in the Fund. Compared to higher rated securities, lower rated securities may:
.. have a more volatile market value, generally reflecting specific events affecting the issuer;
.. be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
.. have a lower volume of trading, making it more difficult to value or sell the security; and
.. be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Fund's securities. In addition, if an issuer defaults the Fund may have additional expenses if it tries to recover the amounts due it.


Some securities the Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.


The Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
.. experience and managerial strength
.. changing financial condition
.. borrowing requirements or debt maturity schedules
.. responsiveness to changes in business conditions
.. relative value based on anticipated cash flow

.. earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.


For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who are seeking monthly dividends to provide income or to be reinvested in Fund shares for growth. However, it is suitable only for that portion of an investment portfolio for which potentially a greater risk is acceptable. An investor should carefully consider the assumption of the risks of this Fund before making an investment and be prepared to maintain the investment in the Fund during periods of adverse market conditions. This Fund should not be relied on to meet short-term financial needs.As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO




                          The Fund's highest/lowest quarterly returns (Class A
                          shares) during this time period were:
                           HIGHEST Q1 '93  5.86%
                           LOWEST  Q3 '98  -6.52%

The year-to-date return as of December 31, 2001 for Class A is -0.35% and for Class B is -1.37%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES)....................        -5.03                -0.70                 4.68                   5.21
     (AFTER TAXES ON DISTRIBUTIONS)........        -8.61                -4.06                 1.27                   1.72
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................        -3.01                -2.09                 2.14                   2.59
 CLASS B...................................        -4.98                -3.79                  N/A                   3.16
 Lehman Brothers High Yield Composite Bond
 Index.....................................         5.28                 3.11                 7.57
 Lipper High Current Yield Fund Average ...         1.79                 1.56                 6.63
 Morningstar High Yield Bond Category .....         1.70                 1.31                 6.56
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      0.60%   0.60%
 12b-1 Fees.............................      0.25    0.92
 Other Expenses.........................      0.57    0.76
                                          --------    ----
           TOTAL FUND OPERATING EXPENSES   1.4  2%    2.28%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                   IF YOU SELL YOUR SHARES              IF YOU DO NOT SELL YOUR SHARES
 ------------------------------------------------------------------------------------------------
                                    NUMBER OF YEARS YOU OWN YOUR SHARES
                1         3         5        10            1         3         5        10
 CLASS A      $613    $  903    $1,214    $2,096         $613    $  903    $1,214    $2,096
 CLASS B       642     1,037     1,449     2,298          231       712     1,220     2,298

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                              SHAREHOLDER FEES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                     CLASS A         CLASS B
                                                  --------------  -------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES (AS A
% OF OFFERING PRICE)                                4.75/(1)/        None
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC)
(AS A % OF DOLLARS SUBJECT TO CHARGE)             None/(2)/          4.00/(3)/
REDEMPTION OR EXCHANGE FEE (AS A % OF AMOUNT
REDEEMED/EXCHANGED)                                 1.00/(4)//(5)/   1.00///(5)/


/ //(1)/ Sales charges are reduced or eliminated for purchases of $50,000 or more. See "Front-end sales charge - Class A shares."
/ //(2)/ A contingent deferred sales charge of 1% applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
/ //(3)/ Contingent deferred sales charges are reduced after 12 months and eliminated after 6 years.
/ //(4)/ Redemption fees are charged on redemptions of $30,000 or more of shares redeemed within 30 days after they are purchased.
/ //(5)/ Exchange fees are charged on redemptions of $30,000 or more of shares exchanged within 30 days after they are purchased..

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.


ONE-TIME FEES
.. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B shares).
  . Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
  . Class B shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
.. A redemption fee of 1.00% is charged on redemptions of Class A shares* of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee is calculated as a percentage of market value at the time the shares are redeemed.
.. An exchange fee of 1.00% is charged on exchanges of $30,000 or more among the Principal Mutual Funds* if the shares were purchased within 30 days of the exchange. The fee is calculated as a percentage of market value at the time the shares are exchanged.
  * Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from the Principal Cash Management Fund, Inc.


CHOOSING A SHARE CLASS
You may purchase Class A or Class B shares of the Fund. Your decision to purchase a particular class depends on a number of factors including:
.. the dollar amount you are investing;
.. the amount of time you plan to hold the investment; and .. any plans to make additional investments in the Principal Mutual Funds.

In addition, you might consider:
.. Class A shares if you are making an investment that qualifies for a reduced sales charge; or
.. Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years.

Class A Shares
--------------
.. You generally pay a sales charge on an investment in Class A shares.
.. Class A shares generally have lower annual operating expenses than Class B shares.
.. If you invest $50,000 or more, the sales charge is reduced.



.. You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
--------------
.. You do not pay a sales charge on an investment in Class B shares.
.. If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
.. If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
.. Class B shares generally have higher annual operating expenses than Class A shares.

FRONT-END SALES CHARGE: CLASS A SHARES
Class A shares of the Fund are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                               SALES CHARGES A % OF           DEALER ALLOWANCE AS A %
                               ----------------               -----------------------
AMOUNT INVESTED         OFFERING PRICE  NET AMOUNT INVESTED      OF OFFERING PRICE
---------------         --------------  -------------------
Less than $50,000           4.75%              4.99%                   4.00%
$50,000 but less than
$100,000                    4.25%              4.44%                   3.75%
$100,000 but less than
$250,000                    3.75%              3.90%                   3.25%
$250,000 but less than
$500,000                    2.50%              2.56%                   2.00%
$500,000 but less than
$1,000,000                  1.50%              1.52%                   1.25%
$1,000,000 or more             0                  0                    0.75%



The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
.. to satisfy IRS minimum distribution rules; and .. using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.


Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor.


SALES CHARGE WAIVER OR REDUCTION (CLASS A SHARES)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

Waiver of sales charge (Class A shares)
---------------------------------------
A Fund's Class A shares may be purchased without a sales charge:
.. by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
.. by the Premier Credit Union;
.. by non-ERISA clients of Invista Capital Management, LLC, Principal Capital
  Management LLC and Principal Capital Income Investors LLC;
.. by any employee or Registered Representative (and their employees) of an authorized broker-dealer;


.. through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
.. by unit investment trusts sponsored by Principal Life and/or its subsidiaries or affiliates;
.. to fund non-qualified plans administered by Principal Life pursuant to a written service agreement; and
.. to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, other than a plan administered by Principal Life or any of its affiliates, if 1) such purchase is made through a representative of Princor and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or 2) such purchase is made through registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from a terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.

Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
.. your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
.. your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
.. you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
.. You must send us either:
  . the check for the sales proceeds (endorsed to Principal Mutual Funds); or . a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

NOTE: Please be aware that the sale of your other mutual fund shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Reduction of sales charge (Class A shares)
------------------------------------------
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding the Principal Cash Management Fund) shares purchased at one time by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Mutual Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day look-back period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day look-back period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A and Class B shares already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. Class A shares of the Principal Cash Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.


4) The sales charge table below applies to the following types of purchases of Class A shares:
  . investment of death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) within one year of the insured's death; and
  . by employer sponsored retirement plans (SIMPLE IRA, SEPs, SAR-SEPs, non-qualified deferred compensation plans and Payroll Deduction Plan accounts which started prior to March 1, 2002) if the employer is a member of the Pennsylvania Chamber of Commerce.

                                              SALES CHARGE AS A % OF:          DEALER ALLOWANCE AS % OF:
                                              -----------------------          -------------------------
     AMOUNT OF PURCHASE                 OFFERING PRICE   NET AMOUNT INVESTED        OFFERING PRICE
     ------------------                 ------------------------------------  -----------------
     Less than $500,000                      2.50%              2.56%                    2.10%
     $500,000 but less than $1,000,000       1.50%              1.52%                    1.25%

     $1,000,000 or more                 no sales charge



5) Employer sponsored plans. Retirement plans meeting the requirements of
  Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) and other employer sponsored retirement plans (Principal Mutual Fund 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plan accounts opened prior to March 1, 2002).
  . Principal Mutual Fund 401(a) Plans. The trustee chooses to fund the plan with Class A or Class B shares when the plan is established.
  . Other employer sponsored retirement plans. Each participant chooses Class A or Class B shares at the time of their first contribution into the plan.
  . If Class A shares are used:
    . all plan investments are treated as made by a single investor to determine the applicable sales charge;
    . the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
    . if the investment is $250,000 or more, the regular sales charge table is used.
  . If Class B shares are used, contributions into the plan after the plan assets are $250,000 or more are used to buy Class A shares.
  . Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

CONTINGENT DEFERRED SALES CHARGE: CLASS B SHARES
.. The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
.. The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.
.. In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out).Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC.
.. Shares subject to the CDSC that are exchanged into another Principal Mutual
  Fund continue to be subject to the CDSC until the CDSC expires.
.. Princor receives the proceeds of any CDSC.

Class B shares
--------------
A CDSC may be imposed on Class B shares sold within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:


                                   CDSC AS A % OF DOLLAR AMOUNT
-------------------------------------------------------------------------
                                                                      FOR CERTAIN SPONSORED PLANS
 YEARS SINCE PURCHASE PAYMENTS MADE             ALL OTHER ACCOUNTS   PURCHASING SHARES AFTER 2/1/98
 ----------------------------------             ------------------  --------------------------------
 2 years or less                                      4.00%                      3.00%
 more than 2 years, up to 4 years                     3.00                       2.00
 more than 4 years, up to 5 years                     2.00                       1.00
 more than 5 years, up to 6 years                     1.00                       None
 more than 6 years                                     None                      None




The CDSC is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when sold. The Fund from which the shares are sold is used to determine the percentage of CDSC, if any.


Waiver of the sales charge (Class B shares)
-------------------------------------------
The CDSC is waived on Class B shares which are sold:
.. due to a shareholder's death;
.. due to the shareholder's disability, as defined in the Internal Revenue Code; .. from retirement plans to satisfy minimum distribution rules under the Code; .. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from small balance accounts;
.. through a systematic withdrawal plan (certain limits apply);
.. from a retirement plan to assure the plan complies with Sections 401(k),
  401(m), 408(k) or 415 of the Code; or
.. from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

ONGOING FEES
The Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

DISTRIBUTION (12B-1) FEES
The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

.. Class A shares                                                         0.25%
..  Class B shares                                                        1.00%





CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager thinks it is in the best interest of shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;



.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, the Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;


.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). The turnover rates for the Fund may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for the Fund.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           High Yield                   Mark P. Denkinger


    MARK P DENKINGER, CFA. Mr. Denkinger joined the Principal Financial Group in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

DUTIES OF THE MANAGER
The Manager provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2001 was 0.60%:

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


The share price is calculated by:
.. taking the current market value of the total assets of the Fund .. subtracting liabilities of the Fund


.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays its net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 19th of each month (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the second business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


You can authorize income dividend and capital gain distributions to be:
.. invested in additional shares of the Fund you own without a sales charge;
.. invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving
  Fund); or
.. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


NOTES:

.. Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax.

HOW TO BUY SHARES


To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.


Fill out the Principal Mutual Fund application* completely. You must include:
.. the name(s) you want to appear on the account;
.. the code of the Fund(s) in which you want to invest;
.. your choice of Class A or Class B shares;



.. the amount of the investment;
.. your Social Security number or Taxpayer I.D. number; and .. other required information (may include corporate resolutions, trust agreements, etc.).
  * An application is included with this prospectus. A different application is needed for a Principal Mutual Fund IRA, Coverdell Education Savings Account, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds for more information.


The Fund requires a minimum initial investment:

..  Regular Accounts                             $1,000
..  Uniform Transfer to Minor Accounts           $  500
..  IRA Accounts                                 $  500
..  Coverdell Education Savings Account          $  500


Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.


NOTE: The minimum investment applies on a Fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Principal Cash Management Accounts.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


INVEST BY MAIL
.. Send a check and completed application to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Make your check payable to Principal Mutual Funds.
.. Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

ORDER BY TELEPHONE
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

NOTES:

.. Phone orders are not available for qualified accounts.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK
.. Have your Registered Representative call Principal Mutual Funds for an account number and wiring instructions.
.. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo Bank Iowa, N.A.
   Des Moines, Iowa 50309


   ABA No.: 073000228
   For credit to: Principal Mutual Funds
   Account No.: 3000499968
   For credit: Principal High Yield Fund, Class A or Class B
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN
Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Mutual Funds account(s).
.. Availability of this service must be approved by your payroll department.
.. Have your Registered Representative call Principal Mutual Funds for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo Bank Iowa, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.
.. Minimum monthly purchase is $50 per Fund.
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780

SET UP A DIVIDEND RELAY
.. Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay.
.. You can set up Dividend Relay:
  . on the application for a new account; or . by calling Principal Mutual Funds if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).
.. You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check or money order.) A sell order from one owner is binding on all joint owners.


Your request for a distribution from your 403(b) or SAR-SEP account must be in writing. You may obtain a distribution form by telephoning us or writing to the Principal Mutual Funds at P.O. Box 10423, Des Moines, Iowa 50309.

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Mutual Funds. You should also call Principal Mutual Funds for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
.. Class A shares on which a sales charge was paid;
.. Class A shares acquired by conversion of Class B shares; or .. Class B shares on which a CDSC was paid.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner(s) of the account to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.


    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE*
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Mutual Funds
  403(b)s, SEPs, SIMPLES, SAR-
  SEPs, certain employee benefit plans or on shares for which certificates have been issued.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.
  * The Fund and the transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the address on the account.


PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions (and share certificate).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales may be subject to a CDSC. Up to 10% of the value of your Class A or Class B share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.



REDEMPTION FEE. The Fund will impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.

HOW TO EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS


Your shares in the Fund may be exchanged without a sales charge or CDSC for the same class of any other Principal Mutual Fund. If a certificate has been issued, it must be returned to the Fund before the exchange can take place.


You may exchange shares by:
.. calling us, if you have telephone privileges on the account and if no share certificate has been issued.
.. sending a written request to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines, Iowa 50306-9780
.. completing an Exchange Authorization Form (call us to obtain the form).
.. via the Internet at www.principal.com.

Automatic exchange election
---------------------------
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).


The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of number of exchanges or reject any exchange. The Fund into which you would like to exchange may also reject your exchange. In addition, in order to limit excessive exchange activity and otherwise to promote the best interests of a fund, the Fund imposes a fee on exchanges of $30,000 or more of shares acquired within 30 days of the date of the exchange. The fee is equal to 1.00% of the total amount of the exchange (calculated at market value). The fee is paid to the Fund and is intended to offset the trading cost; market impact and other costs associated with short-term money movement in and out of a fund.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements and reports that the Fund sends to you include the prospectus and financial reports (every six months). To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household owns shares of the Fund. Call Principal Mutual Funds if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, send a written instruction to the Principal Mutual Funds.

STATEMENTS
You will receive quarterly statements for the Fund. Principal Mutual Fund 401(a) plan participants will receive semiannual statements that detail account activity. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).



SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life, Principal Residential Mortgage, Inc. or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;
.. to add telephone transaction services and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Fund reserves the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Fund does not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Fund reserves the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Fund reserves the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

HOUSEHOLDING
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty
(30) days after the Fund receives your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS
                             PRINCIPAL MUTUAL FUNDS
                                  INCOME FUNDS
                                OCTOBER 31, 2001
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2001       2000       1999      1998       1997
                           ----       ----       ----      ----       ----
PRINCIPAL HIGH YIELD FUND, INC.
-------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.36      $7.21      $7.63     $8.52      $8.27
Income from Investment
 Operations:
 Net Investment Income     0.57       0.60       0.63      0.64       0.67
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.82)     (0.81)     (0.41)    (0.88)      0.31
                          -----      -----      -----     -----       ----
 Total From Investment
            Operations    (0.25)     (0.21)      0.22     (0.24)      0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.60)     (0.64)     (0.64)    (0.65)     (0.73)
                          -----      -----      -----     -----      -----
   Total Dividends and
         Distributions    (0.60)     (0.64)     (0.64)    (0.65)     (0.73)
                          -----      -----      -----     -----      -----
Net Asset Value, End
 of Period............    $5.51      $6.36      $7.21     $7.63      $8.52
                          =====      =====      =====     =====      =====
Total Return /(a)/ ...    (4.36)%    (3.12)%     2.81%    (3.18)%    12.33%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,315    $22,869    $30,065   $33,474    $38,239
 Ratio of Expenses to
  Average Net Assets..     1.42%      1.44%      1.31%     1.40%      1.22%
 Ratio of Net
  Investment Income to
  Average Net Assets..     9.47%      8.71%      8.23%     7.71%      7.99%
 Portfolio Turnover
  Rate................    228.2%     152.6%      86.1%     65.9%      39.2%

                           2001       2000       1999      1998       1997
                           ----       ----       ----      ----       ----
PRINCIPAL HIGH YIELD FUND, INC.
-------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.31      $7.17      $7.59     $8.47      $8.22
Income from Investment
 Operations:
 Net Investment Income     0.53       0.53       0.57      0.57       0.62
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.84)     (0.80)     (0.41)    (0.87)      0.28
                          -----      -----      -----     -----       ----
 Total From Investment
            Operations    (0.31)     (0.27)      0.16     (0.30)      0.90
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.54)     (0.59)     (0.58)    (0.58)     (0.65)
                          -----      -----      -----     -----      -----
   Total Dividends and
         Distributions    (0.54)     (0.59)     (0.58)    (0.58)     (0.65)
                          -----      -----      -----     -----      -----
Net Asset Value, End
 of Period............    $5.46      $6.31      $7.17     $7.59      $8.47
                          =====      =====      =====     =====      =====
Total Return /(a)/ ...    (5.22)%    (4.04)%     2.02%    (3.93)%    11.31%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,805     $5,586     $7,467    $8,527     $6,558
 Ratio of Expenses to
  Average Net Assets..     2.28%      2.25%      1.99%     2.34%      2.13%
 Ratio of Net
  Investment Income to
  Average Net Assets..     8.60%      7.89%      7.55%     6.78%      7.03%
 Portfolio Turnover
  Rate................    228.2%     152.6%      86.1%     65.9%      39.2%



/(a) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.



ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2002 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

            SEC FILE                INCOME-ORIENTED FUND
            --------                --------------------
             811-05174               Principal High Yield Fund, Inc.